                                                                    Exhibit 99.1


                                  NEWS RELEASE


FOR IMMEDIATE RELEASE:                         FOR MORE INFORMATION,
APRIL 16, 2002                                 CONTACT:   ROBERT L. SCHUMACHER
                                                          AT (276) 326-9000

                FIRST COMMUNITY BANCSHARES, INC. (FCBC) ANNOUNCES
                         FIRST QUARTER OPERATING RESULTS


         First Community Bancshares, Inc. (Nasdaq: FCBC; www.fcbinc.com) today reported record earnings of $6.2 million for the First Quarter of 2002, or $0.62 earnings per basic and diluted share. This represents a substantial improvement compared to results for the First Quarter of 2001 of $0.45 per share and $4.5 million net income. First Quarter 2002 earnings improved 38% compared to the First Quarter of 2001 and earnings per share showed a 38% improvement when comparing the First Quarter of 2002 to the First Quarter of 2001. Return on average equity increased to 18.26% in the First Quarter of 2002 compared to 14.56% for the First Quarter last year. In addition, return on average assets increased to 1.72% in 2002 compared to 1.48% for the First Quarter of 2001.

         Earnings for the First Quarter 2002, compared to First Quarter 2001, were up $1.72 million. The largest factors contributing to this increase are a $2.56 million increase in net interest income, (the result of a $1.0 million increase in income earned on investment securities and a $1.4 million decrease in interest expense), and a $1.5 million increase in mortgage banking income. Partially offsetting these increases was an increase of approximately $1.1 million in salaries and benefits and a $0.9 million increase in other operating expenses. Also, in the first quarter of 2002, First Community adopted FASB Statement No. 142, and as a result, amortization of goodwill was reduced by approximately $360,000 relative to First Quarter last year.

          The $6.2 million First Quarter 2002 net income also compares favorably with the Fourth Quarter of 2001 net income of $5.1 million resulting in a quarter-to-quarter increase of $1.1 million. Basic and diluted earnings per share of $0.62 in the First Quarter of 2002 show a 21.6% improvement versus Fourth Quarter 2001 basic and diluted earnings per share of $0.51 and a 12.7% improvement over the $0.55 basic and fully diluted earnings per share after adjustment for FAS 142.

          First Quarter 2002 also produced an increase of $1.0 million in net interest income compared to Fourth Quarter of the previous year. Approximately $750,000 of this improvement is directly attributable to the First Quarter operations of the BB&T and F&M branches acquired by First Community in December of 2001. Non-interest income increased overall by $286,000 versus Fourth Quarter of 2001. Non-interest expense was up by $1.1 million as compared to Fourth Quarter last year, with Salaries and Employee Benefits contributing the most to this change with an increase of just under $900,000.

         Despite the slowing economy, First Community's asset quality ratios remain sound. The ratio of non-performing assets to total assets stood at .50% in the First Quarter of 2002, which is substantially better than First Community's Peer Group's ratio of 1.01% and is an improvement over the year end level of .54%. Loans past due 90 days were .02%, while non-accruing loans were ..51% of total loans. Total delinquencies were 1.55%, up slightly from the year end level of 1.53%. The coverage ratio at the end of the first quarter of 2002 was 295% compared to 188% at the end of the first quarter 2001 and 280% at December 31, 2001.

         Average assets for the first quarter of 2002 increased by $91.7 million over the December 31, 2001 quarterly average. Average deposits also increased $85.8 million when compared to the fourth quarter 2001 average. Included in the average deposit growth were approximately $114 million in deposits obtained through the Fourth Quarter acquisition of four branches of BB&T and F&M located in Clifton Forge, Drakes Branch and Emporia Virginia. Total equity for the Company increased to $136 million, bringing book value per common share outstanding to $13.67, up from $12.64 at March 31, 2001 and $13.39 at December 31, 2001.

         First Community is a $1.47 billion bank holding company with headquarters in Bluefield, Virginia. The Company, through its wholly owned subsidiary First Community Bank, N. A., operates 38 branches throughout Virginia, West Virginia and North Carolina. First Community Bank, N. A. also owns United First Mortgage, Inc. based in Richmond, Viginia, which operates 11 offices from Virginia Beach to Harrisonburg, Virginia.

         First Community Bancshares' common stock is traded on the Nasdaq SmallCap market under the symbol "FCBC."

                                      *****
                                   DISCLAIMER

         This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: the timely development, production and acceptance of new products and services and their feature sets; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended.



                                      ****

FIRST COMMUNITY BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME
-----------------------------------------------------------------------------------------------------------------------------------
(Dollars in Thousands, Except Per Share Data)(Unaudited)                                                  Three Months
                                                                                                             Ended
                                                                                                            March 31
                                                                                           ----------------------------------------
                                                                                                     2002                2001
                                                                                           ----------------------------------------

INTEREST         Interest and fees on loans held for investment                                  $       18,036     $       18,129
INCOME           Interest and fees on loans held for sale                                                   844                611
                 Interest on securities-taxable                                                           3,378              2,679
                 Interest on securities-nontaxable                                                        1,742              1,384
                 Interest on federal funds sold and deposits                                                 43                 98
-----------------------------------------------------------------------------------------------------------------------------------
                               TOTAL INTEREST INCOME                                                     24,043             22,901
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST         Interest on deposits                                                                     6,993              8,411
EXPENSE          Interest on borrowings                                                                   2,577              2,575
-----------------------------------------------------------------------------------------------------------------------------------
                               TOTAL INTEREST EXPENSE                                                     9,570             10,986
-----------------------------------------------------------------------------------------------------------------------------------
                               NET INTEREST INCOME                                                       14,473             11,915
                 Provision for loan losses                                                                  937                747
-----------------------------------------------------------------------------------------------------------------------------------
                               NET INTEREST INCOME AFTER PROVISION FOR
                               LOAN LOSSES                                                               13,536             11,168
-----------------------------------------------------------------------------------------------------------------------------------
NON-INTEREST     Fiduciary income                                                                           343                409
INCOME           Service charges on deposit accounts                                                      1,463              1,305
                 Other service charges, commissions and fees                                                326                477
                 Mortgage banking income                                                                  3,249              1,745
                 Other operating income                                                                     296                231
                 Gain on sale of securities                                                                 177                 51
-----------------------------------------------------------------------------------------------------------------------------------
                               TOTAL NON-INTEREST INCOME                                                  5,854              4,218
-----------------------------------------------------------------------------------------------------------------------------------
NON-INTEREST     Salaries and employee benefits                                                           5,803              4,671
EXPENSE          Occupancy expense of bank premises                                                         743                662
                 Furniture and equipment expense                                                            503                463
                 Amortization of intangible assets                                                          287                556
                 Other operating expense                                                                  3,501              2,601
-----------------------------------------------------------------------------------------------------------------------------------
                               TOTAL NON-INTEREST EXPENSE                                                10,837              8,953
-----------------------------------------------------------------------------------------------------------------------------------
                 Income before income taxes                                                               8,553              6,433
                 Income tax expense                                                                       2,375              1,977
-----------------------------------------------------------------------------------------------------------------------------------
                               NET INCOME (1)                                                             6,178              4,456
===================================================================================================================================

===================================================================================================================================
                 BASIC AND DILUTED EARNINGS PER COMMON SHARE (EPS) (1)                          $          0.62     $         0.45
===================================================================================================================================

                 Weighted Average Shares Outstanding:
                    Basic                                                                             9,933,222          9,945,443
                    Diluted                                                                           9,977,531          9,951,840

                 For the year:
                      Return on average equity                                                           18.26%             14.56%
                      Return on average assets                                                            1.72%              1.48%
                      Cash dividends per share                                                   $        0.25      $        0.21
                 At year end:
                      Book value per share                                                       $       13.67      $       12.64
                      Market value (closing price)                                               $       30.26      $       16.76
===================================================================================================================================

*Effective January 1, 2002, FCBC ceased amortization of certain goodwill in accordance with FASB Statement 142. An adjustment of $355 would be necessary to conform the prior period amount to current year presentation resulting in an adjusted net income and earnings per share for the corresponding period in 2001 of $4,811 and $0.49, respectivley.

FIRST COMMUNITY BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS
===================================================================================================================================
(Dollars in Thousands, Except Per Share Data)(Unaudited)
                                                                                                     MARCH 31,        DECEMBER 31,
                                                                                                       2002              2001
                                                                                                 ----------------   --------------
ASSETS             Cash and due from banks                                                       $       28,547     $      47,566
                   Interest-bearing balances with banks                                                     830               249
                   Securities available for sale (amortized cost of $369,142
                       March 31, 2002; $352,759, December 31, 2001)                                     368,526           354,007
                   Investment securities held to maturity (market value of $43,067
                       March 31, 2002; $43,393, December 31, 2001)                                       41,446            41,884
                   Loans held for sale                                                                   47,596            65,532
                   Loans held for investment, net of unearned income                                    911,746           904,496
                       Less reserve for loan losses                                                      14,271            13,952
----------------------------------------------------------------------------------------------------------------------------------
                   Net loans                                                                            897,475           890,544
                   Premises and equipment                                                                21,927            21,713
                   Other real estate owned                                                                2,538             3,029
                   Interest receivable                                                                    9,139             8,765
                   Other assets                                                                          23,459            18,468
                   Intangible assets                                                                     26,125            26,478
-----------------------------------------------------------------------------------------------------------------------------------
                               TOTAL ASSETS                                                      $    1,467,608        $1,478,235
===================================================================================================================================
LIABILITIES        Deposits:
                       Demand                                                                    $      152,980         $ 161,346
                       Interest-bearing demand                                                          191,284           183,685
                       Savings                                                                          160,544           142,839
                       Time                                                                             577,398           590,390
-----------------------------------------------------------------------------------------------------------------------------------
                          Total Deposits                                                              1,082,206         1,078,260
                   Interest, taxes and other liabilities                                                 16,135            15,852
                   Fed Funds Purchased                                                                    4,560            26,500
                   Securities sold under agreements to repurchase                                        79,238            79,262
                   FHLB and other indebtedness                                                          149,467           145,320
-----------------------------------------------------------------------------------------------------------------------------------
                               TOTAL LIABILITIES                                                      1,331,606         1,345,194
-----------------------------------------------------------------------------------------------------------------------------------
STOCKHOLDERS'      Common stock, $1 par value; 15,000,000 shares authorized in 2002
EQUITY                and 2001, respectively; 9,956,714 issued in 2002 and 9,955,425 issued in 2001; and 9,950,982 and 9,936,442 outstanding in
                      2002 and 2001, respectively                                                         9,957             9,955
                   Additional paid-in capital                                                            58,600            60,189
                   Retained earnings                                                                     67,981            62,566
                   Treasury stock, at cost                                                                 (167)             (424)
                   Accumulated other comprehensive income (loss)                                           (369)              755
-----------------------------------------------------------------------------------------------------------------------------------
                               TOTAL STOCKHOLDERS' EQUITY                                               136,002           133,041
-----------------------------------------------------------------------------------------------------------------------------------
                               TOTAL LIABILITIES AND
                               STOCKHOLDERS' EQUITY                                              $    1,467,608     $   1,478,235
===================================================================================================================================


FIRST COMMUNITY BANCSHARES, INC.
QUARTERLY PERFORMANCE SUMMARY                                                       AS OF AND FOR THE QUARTER ENDED
INCOME STATEMENTS                                                   MARCH 31,    DECEMBER 31,   SEPTEMBER 30,   JUNE 30,  MARCH 31,
(DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)                          2002          2001           2001          2001       2001
                                                                 -------------------------------------------------------------------

INTEREST   Interest and fees on loans held for investment        $    18,036    $   17,963    $    18,228   $   18,262  $    18,129
INCOME     Interest and fees on loans held for sale                      844           846            763          736          611
           Interest on securities-taxable                              3,378         2,792          2,596        2,193        2,679
           Interest on securities-nontaxable                           1,742         1,706          1,634        1,465        1,384
           Interest on federal funds sold and deposits                    43            96            169          479           98
                                                                 -------------------------------------------------------------------
                    TOTAL INTEREST INCOME                             24,043        23,403         23,390       23,135       22,901
                                                                 -------------------------------------------------------------------
INTEREST   Interest on deposits                                        6,993         7,298          7,879        8,296        8,411
EXPENSE    Interest on borrowings                                      2,577         2,663          2,701        2,586        2,575
                                                                 -------------------------------------------------------------------
                    TOTAL INTEREST EXPENSE                             9,570         9,961         10,580       10,882       10,986
                                                                 -------------------------------------------------------------------
                    NET INTEREST INCOME                               14,473        13,442         12,810       12,253       11,915
           Provision for loan losses                                     937         2,120          1,282          985          747
                                                                 -------------------------------------------------------------------
                    NET INTEREST INCOME AFTER PROVISION FOR
                    LOAN LOSSES                                       13,536        11,322         11,528       11,268       11,168
                                                                 -------------------------------------------------------------------
NON-INT    Fiduciary income                                              343           435            470          501          409
INCOME     Service charges on deposit accounts                         1,463         1,641          1,517        1,503        1,305
           Other service charges, commissions and fees                   326           427            332          199          477
           Mortgage banking income                                     3,249         2,515          2,778        2,544        1,745
           Other operating income                                        296           566            236          263          231


           Gain (loss) on Sale of Securities                             177           (16)           153           (7)          51
                                                                 -------------------------------------------------------------------
                    TOTAL NON-INTEREST INCOME                          5,854         5,568          5,486        5,003        4,218
                                                                 -------------------------------------------------------------------
NON-INT    Salaries and employee benefits                              5,803         4,926          5,239        4,994        4,671
EXPENSE    Occupancy expense of bank premises                            743           610            668          675          662
           Furniture and equipment expense                               503           452            403          496          463
           Goodwill amortization                                         287           598            568          563          556
           Other operating expense                                     3,501         3,155          2,825        2,900        2,601
                                                                 -------------------------------------------------------------------
                    TOTAL NON-INTEREST EXPENSE                        10,837         9,741          9,703        9,628        8,953
                                                                 -------------------------------------------------------------------
           Income before income taxes                                  8,553         7,149          7,311        6,643        6,433
           Income tax expense                                          2,375         2,080          2,311        2,034        1,977
                                                                 -------------------------------------------------------------------
                    NET INCOME                                         6,178         5,069          5,000        4,609        4,456
                    FAS 142 GOODWILL ADJUSTMENT                            0           371            361          359          355
                    ADJUSTED NET INCOME                          $     6,178    $    5,440    $     5,361   $    4,968  $     4,811

           PER SHARE DATA:
           Basic and diluted earnings per common share (EPS)     $      0.62    $     0.51    $      0.50   $     0.46  $      0.45
           EPS adjusted for FAS 142 (1)                          $      0.62    $     0.55    $      0.54   $     0.50  $      0.49
           Cash dividends per share                              $      0.25    $     0.26    $      0.21   $     0.21  $      0.21
           Cash dividends per share adjusted for FAS 142 (1)     $      0.25    $     0.30    $      0.25   $     0.25  $      0.25
           Weighted Average Shares Outstanding:
           Basic                                                   9,933,222     9,939,974      9,943,522    9,948,374    9,945,443
           Diluted                                                 9,977,531     9,991,895     10,003,547    9,967,091    9,951,840
           Actual Shares Oustanding                                9,950,982     9,936,442      9,942,602    9,946,624    9,954,762

           Book Value per share at period end                    $     13.67    $    13.39    $     13.33   $    12.85      $ 12.64
           Market Value per share at period end                  $     30.26    $    26.95    $     28.82   $    27.17      $ 16.76

           RATIOS EXCLUDING NONRECURRING ITEMS:
           Return on average assets                                     1.72%         1.47%          1.53%        1.47%        1.48%
           Return on average equity                                    18.26%        14.89%         15.21%       14.55%       14.56%
           Net yield on earning assets                                  4.64%         4.52%          4.60%        4.53%        4.61%
           Efficiency Ratio at end of period                           47.14%        47.81%         48.71%       49.40%       49.29%
           Equity as a percent of total assets at end of period         9.27%         9.00%         10.07%       10.00%        9.99%
           Average earning assets as a percentage of
                average total assets                                   92.77%        92.69%         92.46%       92.09%       91.58%
           Average loans (not including loans held for sale) as
                   a percentage of average deposits                    84.78%        88.27%         90.39%       89.08%       91.72%
           End of Period:
           Total Assets                                          $ 1,467,608    $1,478,235    $ 1,315,775   $1,278,130  $ 1,259,508
           Total Equity                                          $   136,002    $  133,041    $   132,472   $  127,791  $   125,773

           QTD:
           Average Loans (Not including Loans Held for Sale)     $   914,749    $  876,744    $   850,759   $  826,055  $   822,184
           Average Earning Assets                                $ 1,351,598    $1,265,381    $ 1,197,447   $1,160,550  $ 1,120,187
           Average Total Assets                                  $ 1,456,863    $1,365,173    $ 1,295,051   $1,260,167  $ 1,223,211
           Average Deposits                                      $ 1,079,022    $  993,252    $   941,190   $  927,309  $   896,362

           (1) Effective January 1, 2002, FCBC ceased amortization of certain goodwill in accordance with FASB Statement No. 142. This adjustment conforms prior period amounts with current year presentation.

FIRST COMMUNITY BANCSHARES, INC.
QUARTERLY PERFORMANCE SUMMARY
BALANCE SHEETS
(DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                           MARCH 31,      DECEMBER 31,   SEPTEMBER 30,      JUNE 30,     MARCH 31,
                                                             2002             2001           2001            2001         2001
                                                     ----------------------------------------------------------------------------
Cash and due from banks                                 $      28,547  $      47,566  $      35,275  $      29,296  $      34,139
Interest-bearing balances with banks                              830            249         15,018         13,441         36,248
Securities available for sale                                 368,526        354,007        261,409        254,368        205,808
Investment securities held to maturity                         41,446         41,884         42,001         42,114         42,218
Loans held for sale                                            47,596         65,532         40,759         34,303         58,889
Loans held for investment, net of unearned income             911,746        904,496        862,689        845,390        822,455
    Less reserve for loan losses                               14,271         13,952         12,889         12,688         12,408
                                                     ----------------------------------------------------------------------------
Net loans                                                     897,475        890,544        849,800        832,702        810,047
Premises and equipment                                         21,927         21,713         19,452         19,412         19,363
Other real estate owned                                         2,538          3,029          2,595          2,614          2,591
Interest receivable                                             9,139          8,765          8,746          8,464          8,104
Other assets                                                   23,459         18,468         18,199         18,327         18,450
Intangible assets                                              26,125         26,478         22,521         23,089         23,651
                                                     ----------------------------------------------------------------------------
            TOTAL ASSETS                                $   1,467,608  $   1,478,235  $   1,315,775  $   1,278,130  $   1,259,508
                                                     ============================================================================
Deposits:
    Demand                                              $     152,980  $     161,346  $     140,754  $     130,245  $     131,182
    Interest-bearing demand                                   191,284        183,685        145,927        139,225        141,578
    Savings                                                   160,544        142,839        131,306        130,350        131,205
    Time                                                      577,398        590,390        535,700        528,642        522,447
                                                     ----------------------------------------------------------------------------
       Total Deposits                                       1,082,206      1,078,260        953,687        928,462        926,412
Interest, taxes and other liabilities                          16,135         15,852         15,760         13,909         14,597
Federal funds purchased                                         4,560         26,500           --             --             --
Securities sold under agreements to repurchase                 79,238         79,262         66,126         60,447         52,617
FHLB and other indebtedness                                   149,467        145,320        147,730        147,521        140,109
                                                     ----------------------------------------------------------------------------
            TOTAL LIABILITIES                               1,331,606      1,345,194      1,183,303      1,150,339      1,133,735
                                                     ----------------------------------------------------------------------------

Common stock, $1 par value                                      9,957          9,052          9,052          9,052          9,052
Additional paid-in capital                                     58,600         35,302         35,302         35,302         35,302
Retained earnings                                              67,981         88,356         85,910         82,991         80,469
Treasury stock, at cost                                          (167)          (424)          (276)          (201)           (48)
Accumulated other comprehensive income (loss)                    (369)           755          2,484            647            998
                                                     ----------------------------------------------------------------------------
            TOTAL STOCKHOLDERS' EQUITY                        136,002        133,041        132,472        127,791        125,773
                                                     ----------------------------------------------------------------------------
            TOTAL LIABILITIES AND
            STOCKHOLDERS' EQUITY                        $   1,467,608  $   1,478,235  $   1,315,775  $   1,278,130  $   1,259,508
                                                     ============================================================================

FIRST COMMUNITY BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION
(Dollars  in Thousands)

                                                                                 AS OF AND FOR THE QUARTER ENDED

                                                             MARCH 31,    DECEMBER 31,    SEPTEMBER 30,    JUNE 30,       MARCH 31,
                                                               2002          2001            2001           2001            2001
                                                         --------------------------------------------------------------------------

ASSET QUALITY ANALYSIS:
Allowance for Loan and Lease Losses:
Beginning balance                                         $   13,952     $   12,889     $   12,688     $   12,408     $     12,303
Provision                                                        937          2,120          1,282            985              747
   Acquisiton balance                                           --              484           --             --               --
   Charge-offs                                                  (820)        (1,781)        (1,193)        (1,045)            (861)
   Recoveries                                                    202            240            112            340              219
                                                         --------------------------------------------------------------------------
  Net charge-offs                                               (618)        (1,541)        (1,081)          (705)            (642)
      Ending balance                                      $   14,271     $   13,952     $   12,889     $   12,688     $     12,408
                                                         ==========================================================================

NONPERFORMING ASSETS:
Nonaccrual loans & leases                                 $    4,644     $    3,633     $    5,361     $    5,167     $      5,192
Foreclosed real estate                                         2,538          3,029          2,595          2,614            2,591
Loans 90 days or more past due & still accruing                  192          1,351          1,418          1,442            1,393
                                                         --------------------------------------------------------------------------
Nonperforming assets                                      $    7,374     $    8,013     $    9,374     $    9,223     $      9,176
                                                         ==========================================================================

Loans 90 days or more past due & still accruing
  as a percentage of total loans and leases                     0.02%          0.15%          0.16%          0.17%            0.17%

ASSET QUALITY RATIOS:
Nonaccrual loans and leases as a
  percentage of total loans and leases                          0.51%          0.40%          0.62%          0.61%            0.63%
Nonperforming assets as a percentage of:
  Total assets                                                  0.50%          0.54%          0.71%          0.72%            0.73%
  Loans & leases plus foreclosed property                       0.81%          0.88%          1.08%          1.09%            1.11%
Net charge-offs as a percentage of average loans & leases       0.07%          0.18%          0.13%          0.09%            0.08%
Allowance for loan & lease losses as a percentage of loans
  and leases                                                    1.57%          1.54%          1.49%          1.50%            1.51%
Ratio of allowance for loans and lease losses to:
  Nonaccrual loans & leases                                     3.07           3.84           2.40           2.46             2.39

